UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011 (April 22, 2011)
Lantis Laser Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-53585	65-0813656
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

11 Stonebridge Denville, NJ		07834
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 300-7622

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Agreement and Plan of Merger attached as Exhibit 10.1 to the Current Report on Form 8-K filed April 26, 2011 to correct typos in that agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2011	Lantis Laser Inc.

	By:	/s/ Stanley B. Baron
Stanley B. Baron
President and Chairman